Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases	Leases
Sonder leases buildings or portions of buildings for guest usage, warehouses to store furniture, and corporate offices under noncancellable operating lease agreements, which expire through 2035. Sonder is required to pay property taxes, insurance and maintenance costs for certain of these facilities.
Future minimum lease payments under non-cancelable operating leases as of December 31, 2021, are as follows (in thousands):

Years Ended December 31,	Amount
2022	$279,093
2023	366,299
2024	418,156
2025	433,541
2026	403,582
Thereafter	1,641,237
Total minimum future lease payments	$3,541,908
Sonder does not have material lease receivables from noncancellable lease contracts that would reduce the total minimum future lease payments.
Rent expense for operating leases for the years ended December 31, 2021 and 2020 was $184.8 million and $133.1 million, respectively, of which $176.5 million and $124.8 million, respectively, is recognized in cost of revenue, $5.5 million and $2.8 million, respectively, in operations and support, and $2.8 million and $5.5 million, respectively, in general and administrative in the consolidated statements of operations and comprehensive loss. Exit cost of terminated leases was not material for the year ended December 31, 2021 and $5.5 million for the year ended December 31, 2020, recognized in operations and support in the consolidated statement of operations.